SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 7, 1997


                    American Consolidated Laboratories, Inc.
             (Exact Name of Registrant as Specified on its Charter)


            Florida                  000-18448             59-2624130
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File        IRS Employer
     of Incorporation)                 Number)           Identification No.


      1640 North Market Drive,    Raleigh, North Carolina         27609
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)            (Zip Code)


Registrant's Telephone Number, Including Area Code        (919) 872-0744
                                                  ------------------------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         This Form 8-K is being filed with respect to (i) the consummation of the acquisition by the Registrant on May 7, 1997 (the "Effective Time") of NovaVision, Inc., a North Carolina corporation ("Acquiree"), by its merger into NV Acquisition, Inc., a wholly owned subsidiary of the Registrant, and (ii) the loan agreement entered into by the Registrant immediately after the merger, such loan secured by substantially all of the assets of the Registrant and its subsidiaries. As a part of the terms of the merger, NV Acquisition, Inc. was renamed NovaVision, Inc.
("NovaVision").

         Immediately prior to the merger:

         (a) TD Capital Focus, L.P., the Registrant's primary lender converted $2,088,273 of debt into 2,088,273 shares of the Registrant's Series A Preferred Stock, no par value per share ("ACL Preferred Stock"), which ACL Preferred Stock entitles its holders to (i) cumulative cash dividends at the rate of $0.10 per annum per share owned or cumulative share dividends at the rate of 10% per annum of the stated value of $1.00 per share owned, at the option of the Registrant, (ii) liquidation preference over common stock of $1.00 plus accrued but unpaid dividends, (iii) cash redemption upon certain triggering events and (iv) one vote per share on all matters submitted to a vote of the Registrant's shareholders; and

         (b) Sirrom Investments, Inc., a Tennessee corporation having its principal office in Nashville, Tennessee and Acquiree's primary lender ("Sirrom"), converted 1,000,000 shares of Acquiree's Series A Redeemable Preferred Stock, $1.00 par value per share ("Acquiree Series A Preferred Stock"), into 1,000,000 shares of Acquiree's Common Stock, $1.00 par value per share ("Acquiree Common Stock").

         Under the terms of the merger:

         (c) each share of Acquiree Common Stock outstanding was converted into one share of the Registrant's common stock, $0.05 par value per share ("ACL Common Stock");

         (d) each share of Acquiree Series A Preferred Stock was converted into one share of ACL Preferred Stock;

         (e) each share of the Acquiree's Series B Redeemable Convertible Preferred Stock, $1.00 par value per share ("Acquiree Series B Preferred Stock"), was converted into 0.3125 shares of ACL Common Stock;

         (f) the Registrant assumed the obligations of Acquiree pursuant to the Nova Stock Option Plan adopted on June 12, 1995 (the "Nova Plan"), except that each Nova

                  Stock Option to purchase a certain number of shares of the common stock of Acquiree assumed by the Registrant may be exercised solely for the same number of shares of the Registrant's common stock and with certain other exceptions.

         (g) Bart C. Gutekunst, William J. Burns, Jr. and Alan Rabin were named to the Registrant's Board of Directors

         Immediately following the merger:

         (h) the Registrant entered into a loan agreement with Sirrom whereby the Registrant borrowed $1,575,000 at an interest rate of thirteen and one-half percent (13.5%) per annum (computed on the basis of a 360-day year), such interest to be payable on the first day of each month beginning in July, 1997 until April 25, 2002 at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full. The loan is secured by substantially all of the assets of the Registrant and its subsidiaries.

         The aggregate number of shares of ACL Common Stock issued in connection with the acquisition was 3,561,906, and the aggregate number of shares of ACL Preferred Stock issued in connection with the acquisition was 2,808,175. The consideration for the acquisition was arrived at through private negotiation.

         At the Effective Time, an aggregate of 412,700 options were outstanding under the Nova Plan, each with an exercise price of $0.01 per share.

         Acquiree was a designer, manufacturer and distributor of contact lenses and contact lens materials located in Research Triangle Park, North Carolina. Acquiree competed primarily in the high margin rigid gas permeable segment of the contact lens market and sold to both contact lens finishing laboratories and directly to practitioners. Its assets consisted primarily of equipment, inventory, certain patents and FDA approvals. The Registrant intends to continue to utilize the assets acquired from the Acquiree to further its contact lens design, manufacture and distribution business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

         (a,b)  Financial Statements and Pro Forma Financial Information.

         Acquiree has historically not had its financial statements audited. The Registrant is currently exploring the possibility of having past financial statements of Acquiree audited and will file such financial statements and pro forma financial information by amendment as soon as they become available.

         (c)  Exhibits.

                  The exhibits to this Form 8-K are listed in the accompanying Index to Exhibits.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 AMERICAN CONSOLIDATED LABORATORIES, INC.
                                 (Registrant)



Date: May 22, 1997              By:    /s/ Kenneth C. Kirkham
                                       Kenneth C. Kirkham
                                       Chief Financial Officer

                                INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

EXHIBIT NO. DESCRIPTION

2           Agreement and Plan of Merger by and among NovaVision, Inc., Bart C.
            Gutekunst, the Registrant and NV Acquisition, Inc. dated May 7,
            1997.

            The following schedules to the Agreement and Plan of Merger, filed as Exhibit 2 hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted schedule to the Commission upon request.

            i. Plan of Merger (included in Articles of Merger filed as Exhibit 3(a)(2))
            ii.  ACL Disclosure Schedule
            iii. Nova Disclosure Schedule
            iv.  Gutekunst Employment Agreement
            v.   Accredited Investor Representation
            vi.  OcuTec Investor Representation
            vii. OcuTec Estoppel Certificate
            viii.Nova Attorney Opinion
            ix.  Nova Shareholder Certificate
            x.   ACL Attorney Opinion
            xi.  Escrow and Indemnity Agreement

*3(a)(1) Articles of Incorporation of the Registrant, as amended, filed as Exhibit 3(a) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997.

3(a)(2) Articles of Merger of NovaVision, Inc. into NV Acquisition, Inc. dated April 7, 1997.

*3(b) Bylaws of the Registrant, as amended, filed as Exhibit 3(b) to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997.

4(a) Loan Agreement dated as of May 7, 1997 by and between the Registrant and Sirrom Investments, Inc.

4(b) Joint and Several Unconditional Continuing Guaranty dated as of May 7, 1997 of Loan Agreement dated as of May 7, 1997 by the Registrant, NovaVision, Inc., Biopolymer Corporation, Salvatori Ophthalmic Manufacturing Corporation, S-O Nebraska, Inc., Wolcon Labs, Inc. and Carolina Contact Lens, Inc.

4(c) Promissory Note dated May 7, 1997 by and between the Registrant and Sirrom Investments, Inc.

4(d) Intercreditor Agreement dated as of May 7, 1997, among the Registrant, Sirrom Investments, Inc., Tullis-Dickerson Capital Focus, L.P., NovaVision, Inc., Biopolymer
            Corporation, Salvatori Ophthalmic Manufacturing
            Corporation, and Carolina Contact Lens, Inc.

4(e) Security Agreement dated as of May 7, 1997, by and between the Registrant NovaVision, Inc., Biopolymer Corporation, Salvatori Ophthalmic Manufacturing Corporation, S-O Nebraska, Inc., Wolcon Labs, Inc. and Carolina Contact Lens, Inc. (collectively, the "Grantors") and Sirrom Investments, Inc., as agent pursuant to that certain Intercreditor Agreement of even date herewith by and between Tullis-Dickerson Capital Focus, L.P., Sirrom Investments, Inc. and the Grantors.

4(f) Trademark and Patent Security Agreement dated as of May 7, 1997, by and between the Registrant and Sirrom Investments, Inc., as agent pursuant to that certain Intercreditor Agreement of even date herewith by and between Tullis- Dickerson Capital Focus, L.P., Sirrom and the Grantors.

4(g) Stock Pledge Agreement dated as of May 7, 1997, by and between the Registrant, and Sirrom Investments, Inc., as agent pursuant to that certain Intercreditor Agreement of even date herewith by and between Tullis- Dickerson Capital Focus, L.P., Sirrom and the Grantors.

4(h) Stock Purchase Warrant dated as of May 7, 1997, issued by the Registrant to Sirrom Investments, Inc.

10(a) Employment Agreement between the Registrant and Bart C. Gutekunst dated May 7, 1997.

-----------------
* Incorporated by reference to the document indicated